UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22602

COTTONWOOD MUTUAL FUNDS

 (Exact name of registrant as specified in charter)

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

 (Address of principal executive offices)(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 564-5100

Date of fiscal year end: Last Day of February

Date of reporting period: 2/28/2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

HAGIN Keystone Market Neutral Fund (HKMNX)

February 28, 2014

Performance Commentary

For the fiscal year ending February 2014, the Hagin Keystone Market Neutral fund was up 1.93% net of all fees and trading costs.  Since inception on March 16, 2012, the Fund is -4.9% net of all fees and trading costs.  The Fund’s performance is driven by its stock picks.  During this period, the top stock contributors include: Endo International, Nu Skin Enterprises, Southwest Airlines, RR Donnelley & Sons, and Hanesbrands.  These stocks were all securities held long in our portfolio and contributed over 3.4% to performance.  On the other hand, the Fund had positions that detracted from performance.  The top five detractors during 2013 include: Cheniere Energy, Tesla Motors, Incyte Corp, Alliance Data Systems, and 3D Systems.  As one would expect in a large positive year for the stock market, these top five detractors were all short securities in the Fund.  As a group, these detracted about 2.5% from performance.

2013 was another stellar year for stocks.  The Dow Jones Industrial Average rose 26.5%, its best performance since 1998 and the Nasdaq was up an impressive 38%, its best since 2009.   Both hit all time highs.   Returns were positive in all sectors but there was greater than 30% difference in the top returning and lowest returning sectors of the S&P 500.   Our internal models suggested an overweight in Technology and an underweight in Energy.  The spread between these two sectors was a much more modest 3.5%.    This suggests that the quality spread was only modestly positive in our models.   The market measures of quality were actually profoundly negative posting a -15% implied return.   This continues a long and painful trend created by the post 2008 bailout that has resulted in “low” quality assets outperforming “high” quality assets.

2013 S&P 500 Sector Performance

Sector	2013 Total Return
S&P 500 Index	32.40%
Consumer Discretionary	43.11%
Healthcare	41.39%
Industrials	40.68%
Financials	35.61%
Information Technology	28.49%
Consumer Staples	26.14%
Materials	25.78%
Energy	25.06%
Utilities	13.21%
Telecommunications Services	11.47%

The outlook for 2014 remains generally unchanged from the 2008-2013 trend.  As long as the Fed continues to pump liquidity into the system while holding interest rates at zero, risk assets will continue to outperform.   This trend might slow if the tapering has any real impact on the overall outlook at a policy level but heading into and through Q1 of this year, the policy objectives remain unchanged.   The returns in the major indices are likely to be significantly lower than in 2013 just based on the fact that 25%+ growth is a tremendously high rate to sustain over a multi-year period.   Regression to a 5-8% rate of return for the market would seem reasonable with a rising chance of a 10-20% pullback in order to “normalize” the longer term trends.   The internal macro-economic and market liquidity metrics that we follow would lead us to conclude that a pullback is a buying opportunity and not the beginning of an extended bear market.

Low risk assets like beta 0, market neutral portfolios will continue to struggle until the intermediate trends reverse, but should outperform significantly when quality factors begin to regress to historical norms.   If the market has a major shock in interest rates, quality should significantly outperform.   2013 is in the record book as one of the best years in the history of both the Nasdaq and the DJIA.  2014 will likely be a bit more challenging.

HAGIN KEYSTONE MARKET NEUTRAL FUND

Performance Illustration

February 28, 2014 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns for the Periods Ended February 28, 2014
	1 Year	Since Inception *	Ending Value
HAGIN Keystone Market Neutral Fund	1.93%	-2.54%	$ 9,510
Citigroup 3M T-Bill Index (SBMMTB3)	0.04%	0.06%	$ 10,012
S&P 500 Index	25.37%	17.99%	$ 13,820

HAGIN Keystone Market Neutral Fund

PORTFOLIO ILLUSTRATION

FEBRUARY 28, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represent as a percentage of the portfolio of investments, by industry sectors.

	HAGIN Keystone Market Neutral Fund
	Schedule of Investments
	February 28, 2014

Shares		Fair Value

COMMON STOCKS - 70.89%

Accident & Health Insurance - 0.89%
70	Aflac, Inc.	$ 4,486

Agricultural Chemicals - 0.89%
79	The Scotts Miracle-Gro Co.	4,512

Air Transportation, Scheduled - 2.05%
60	Alaska Air Group, Inc. (a)	5,198
155	Delta Air Lines, Inc.	5,148
		10,346
Air Cond & Warm Air Heating Equip & Comm & Indl Refrig Equip - 1.02%
56	Lennox International, Inc.	5,145

Aircraft - 0.87%
34	The Boeing Co.	4,383

Arrangement of Transportation of Freight & Cargo - 1.10%
248	Southwest Airlines Co. (a)	5,565

Beverages - 0.99%
96	Dr Pepper Snapple Group, Inc.	5,003

Cable & Other Pay Television Services - 0.54%
154	Cablevision Systems Corp., Class A	2,710

Cigarettes - 0.46%
64	Altria Group, Inc.	2,321

Commercial Printing - 0.93%
246	RR Donnelley & Sons Co.	4,706

Communications Equipment, NEC - 1.05%
260	Exelis, Inc. (a)	5,312

Computer & Office Equipment - 0.38%
46	Lexmark International, Inc., Class A (a)	1,938

Computer Communications Equipment - 1.25%
56	F5 Networks, Inc. *	6,291

Computer Storage Devices - 2.71%
84	NetApp, Inc.	3,394
67	SanDisk Corp.	4,978
61	Western Digital Corp.	5,306
		13,678
Converted Paper & Paperboard Products (No Containers/Boxes) - 0.98%
145	Sealed Air Corp.	4,936

Crude Petroleum & Natural Gas - 4.77%
41	Anadarko Petroleum Corp.	3,451
155	Chesapeake Energy Corp.	4,016
143	QEP Resources, Inc.	4,137
833	SandRidge Energy, Inc. * (a)	5,373
95	Unit Corp. *	5,833
50	Ultra Petroleum Corp. *	1,258
		24,068
Electric & Other Services Combined - 1.03%
128	Ameren Corp.	5,172

Fats & Oils - 0.73%
91	Archer Daniels Midland Co.	3,695

Fire, Marine & Casualty Insurance - 0.22%
29	Aspen Insurance Holdings Ltd. (Bermuda)	1,089

Heavy Construction Other Than Building Construction-Contractors - 0.91%
59	Fluor Corp.	4,584

Hotels & Motels - 0.51%
31	Starwood Hotels & Resorts Worldwide, Inc.	2,556

Investment Advice - 1.92%
23	Affiliated Managers Group Inc. *	4,325
116	Legg Mason, Inc.	5,331
		9,656
Metal Mining - 0.21%
54	Cliffs Natural Resources, Inc.	1,082

Metalworking Machinery & Equipment - 0.82%
55	Lincoln Electric Holdings, Inc.	4,123

Miscellaneous Transportation Equipment - 0.93%
35	Polaris Industries, Inc.	4,691

National Commercial Banks - 0.77%
53	Capital One Financial Corp.	3,892

Oil & Gas Field Services, NEC - 0.94%
259	RPC, Inc. (a)	4,768

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.98%
25	PPG Industries, Inc.	4,946

Paperboard Containers & Boxes - 1.08%
75	Packaging Corporation of America	5,467

Petroleum Refining - 0.88%
53	Marathon Petroleum Corp.	4,452

Pharmaceutical Preparations - 3.96%
95	AbbVie, Inc.	4,837
69	Endo Health Solutions, Inc. *	5,508
145	Pfizer, Inc. (a)	4,656
49	United Therapeutics Corp. *	4,970
		19,971
Plastics Products, NEC - 0.73%
67	Armstrong World Industries, Inc. *	3,678

Public Building & Related Furniture - 0.50%
51	Johnson Controls, Inc.	2,519

Pumps & Pumping Equipment - 0.95%
64	IDEX Corp.	4,804

Real Estate - 0.53%
96	CBRE Group, Inc., Class A *	2,683

Retail-Apparel & Accessory Stores - 1.76%
221	Ascena Retail Group, Inc. *	4,042
66	Hanes Brands, Inc.	4,837
		8,879
Retail-Auto & Home Supply Stores - 1.67%
24	Advance Auto Parts, Inc.	3,057
10	AutoZone, Inc. *	5,384
		8,441
Retail-Eating Places - 0.67%
6	Chipotle Mexican Grill, Inc., Class A *	3,391

Retail-Grocery Stores - 0.91%
110	Kroger Co.	4,613

Search, Detection, Navigation, Guidance, Aeronautical Sys - 1.05%
72	Harris Corp.	5,315

Security & Commodity Brokers, Dealers, Exchanges & Services - 1.13%
106	LPL Financial Holdings, Inc.	5,690

Security Brokers, Dealers & Flotation Companies - 2.25%
30	SEI Investments Co.	1,007
159	TD Ameritrade Holding Corp.	5,315
72	Waddell & Reed Financial, Inc., Class A (a)	5,018
		11,340
Semiconductors & Related Devices - 2.91%
77	First Solar, Inc. *	4,394
323	Marvell Technology Group Ltd. (Bermuda) (a)	4,939
292	NVIDIA Corp. (a)	5,367
		14,700
Services-Business Services, NEC - 0.92%
60	MasterCard, Inc., Class A	4,663

Services-Consumer Credit Reporting, Collection Agencies - 1.54%
62	McGraw Hill Financial, Inc. (a)	4,939
36	Moody's Corp.	2,844
		7,783
Services-Educational Services - 2.23%
175	Apollo Education Group, Inc., Class A *	5,833
129	DeVry Education Group, Inc.	5,419
		11,252
Services-Equipment Rental & Leasing, NEC - 0.99%
163	Aaron's, Inc.	5,009

Services-Management Services - 0.96%
70	Gartner, Inc. *	4,869

Services-Personal Services - 0.60%
142	Weight Watchers International, Inc.	3,019

Services-Prepackaged Software - 5.79%
62	Bally Technologies, Inc. *	4,201
146	Cadence Design Systems, Inc. *	2,238
62	Intuit, Inc.	4,845
120	Microsoft Corp. (a)	4,597
131	Oracle Corp. (a)	5,123
123	Symantec Corp.	2,642
58	VMware, Inc., Class A *	5,571
		29,217
Ship & Boat Building & Repairing - 1.09%
50	General Dynamics Corp.	5,477

Surgical & Medical Instruments & Apparatus - 0.84%
112	Hill-Rom Holdings, Inc.	4,237

Trucking & Courier Services (No Air) - 0.85%
45	United Parcel Service, Inc., Class B	4,310

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.39%
59	Herbalife Ltd. (Cayman Islands)	3,929
37	Nu Skin Enterprises Inc., Class A (a)	3,090
		7,019
Wholesale-Groceries & Related Products - 1.05%
67	Domino's Pizza, Inc.	5,297

Women's Misses', Children's & Infants' Undergarments - 0.81%
134	Guess' Inc. (a)	4,066

TOTAL FOR COMMON STOCKS (Cost $312,300) - 70.89%		357,815

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 47.53%
240,000	US Treasury Bill, 0.10147%, 9/18/14 (Cost $239,891) (a)	$ 239,900

SHORT TERM INVESTMENTS - 6.79%
34,252	Fidelity Money Market Fund #59, 0.04%, (Cost $34,252) **	34,252

TOTAL INVESTMENTS (Cost $586,443) - 125.21%		$ 631,967

LIABILITIES IN EXCESS OF OTHER ASSETS - (25.21)%		(127,240)

NET ASSETS - 100.00%		$ 504,727

(a) All or a portion of this security is held as collateral for securities sold short. See Note 2 in the Notes to the Financial Statements.
* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the 7-day yield at February 28, 2014.
The accompanying notes are an integral part of these financial statements.

	HAGIN Keystone Market Neutral Fund
	Schedule of Securities Sold Short
	February 28, 2014

Shares		Fair Value

COMMON STOCKS

Aircraft & Parts
42	Triumph Group, Inc.	$ 2,738

Aircraft Parts & Auxiliary Equipment, NEC
20	Transdigm Group Inc.	3,563

Apparel & Other Finished Prods of Fabrics & Similar Material
44	Carter's, Inc.	3,314
38	Under Armour, Inc., Class A *	4,300
		7,614
Beverages
15	Beam, Inc.	1,244

Biological Products (No Diagnostic Substances)
68	Catamaran Corp. *	3,065

Cable & Other Pay Television Services
36	Discovery Communications, Inc., Series A *	3,000
20	Liberty Interactive Corp., Series A *	2,743
		5,743
Calculating & Accounting Machines (No Electronic Computers)
90	NCR Corp. *	3,064

Canned, Fruits, Veg & Preserves, Jams & Jellies
16	The J. M. Smucker Co.	1,600

Carpets & Rugs
22	Mohawk Industries, Inc. *	3,114

Cement, Hydraulic
40	Eagle Materials, Inc.	3,536

Chemicals & Allied Products
42	FMC Corp.	3,242

Commercial Banks, NEC
35	First Republic Bank	1,819

Communications Services, NEC
41	Crown Castle International Co. *	3,112
36	SBA Communications Corp. *	3,426
		6,538
Computer Communications Equipment
179	Riverbed Technology, Inc. *	3,988

Computer Peripheral Equipment, NEC
26	Stratasys Ltd. *	3,305

Construction - Special Trade Contractors
40	Chicago Bridge & Iron Company N.V. (Netherlands)	3,368

Crude Petroleum & Natural Gas
166	Cobalt International Energy, Inc. *	3,200
52	Gulfport Energy Corp. *	3,440
		6,640
Cutlery, Handtools & General Hardware
13	Stanley Black & Decker, Inc.	1,080

Deep Sea Foreign Transportation of Freight
24	Teekay Corp. (Bermuda)	1,434

Drilling Oil & Gas Wells
58	Atwood Oceanics, Inc. *	2,749
89	Rowan Companies Plc., Class A *	2,969
71	SeaDrill Ltd. (Bermuda)	2,624
		8,342
Electric & Other Services Combined
57	Integrys Energy Group, Inc.	3,264

Electric Services
158	Calpine Corp. *	3,010
33	ITC Holdings Corp.	3,386
114	NRG Energy, Inc.	3,314
		9,710
Engines & Turbines
54	Dresser-Rand Group, Inc. *	2,934

Fabricated Plate Work (Boiler Shops)
335	McDermott Int'l, Inc. *	2,791

Food & Kindred Products
93	ConAgra Foods, Inc.	2,641
142	Flowers Foods, Inc.	2,921
		5,562
General Building Contractors - Residential Buildings
87	Lennar Corp., Class A	3,818

Gold & Silver Ores
186	Tahoe Resources, Inc. *	4,356

Household Furniture
61	Tempur Sealy International, Inc. *	3,164

Iron & Steel Foundries
12	Precision Castparts Corp.	3,095

Laboratory Analytical Instruments
46	PerkinElmer, Inc.	2,085

Lumber & Wood Products (No Furniture)
108	Leucadia National Corp.	3,018

Measuring & Controlling Devices, NEC
14	Thermo Fisher Scientific, Inc.	1,744

Men's & Boy's Furnishings, Work Clothing, & Allied Garments
23	PVH Corp.	2,908

Miscellaneous Industrial & Commercial Machinery & Equipment
43	Eaton Corp. Plc. (Ireland)	3,213

Motor Vehicles & Passenger Car Bodies
15	Tesla Motors, Inc. *	3,672

Natural Gas Distribution
74	Cheniere Energy, Inc. *	3,658

Natural Gas Transmission & Distribution
92	Spectra Energy Corp.	3,430

Oil & Gas Field Machinery & Equipment
23	Dril-Quip, Inc. *	2,474
37	National Oilwell Varco, Inc.	2,850
		5,324
Operative Builders
159	DR Horton, Inc.	3,905
92	Toll Brothers, Inc. *	3,589
		7,494
Paints, Varnishes, Lacquers, Enamels & Allied Products
78	RPM International, Inc.	3,265

Pharmaceutical Preparations
44	BioMarin Pharmaceutical, Inc. *	3,564
45	Cubist Pharmaceuticals, Inc. *	3,578
20	Perrigo Co. (Ireland)	3,289
10	Regeneron Pharmaceuticals, Inc. *	3,325
14	Salix Pharmaceuticals Ltd. *	1,511
81	Theravance, Inc. *	2,997
		18,264
Public Building & Related Furniture
35	B/E Aerospace Inc. *	2,949

Pumps & Pumping Equipment
36	ITT Corp.	1,580

Radio Broadcasting Stations
109	Pandora Media, Inc. *	4,079

Railroad Equipment
45	Westinghouse Air Brake Technologies Corp.	3,572

Railroads, Line-Haul Operating
32	Genesee & Wyoming, Inc., Class A *	3,165

Refuse Systems
55	Waste Connections, Inc.	2,380

Retail-Auto Dealers & Gasoline Stations
60	CarMax, Inc. *	2,906

Retail-Building Materials, Hardware, Garden Supply
60	Fastenal Co.	2,831

Retail-Jewelry Stores
40	Signet Jewelers Ltd. (Bermuda)	3,822

Retail-Miscellaneous Shopping Goods Stores
48	Cabela's, Inc., Class A *	3,183

Savings Institution, Federally Chartered
96	BankUnited, Inc.	3,214

Security Brokers, Dealers & Flotation Companies
169	Ares Capital Corp.	3,047
124	Charles Schwab Corp.	3,287
		6,334
Semiconductors & Related Devices
678	Advanced Micro Devices, Inc. *	2,515
23	Avago Technologies Ltd. (Singapore)	1,419
45	Cree, Inc. *	2,764
144	Micron Technology, Inc. *	3,483
		10,181
Services-Business Services, NEC
13	Alliance Data Systems Corp. *	3,706
25	FleetCor Technologies, Inc. *	3,248
72	Nielsen Holdings N.V. (Netherlands)	3,408
100	Total System Services, Inc.	3,046
		13,408
Services-Commercial Physical & Biological Research
65	Incyte Corp. *	4,177

Services-Computer Integrated Systems Design
68	Allscripts Healthcare Solutions, Inc. *	1,263

Services-Computer Processing & Data Preparation
27	IHS, Inc., Class A *	3,237
21	Workday, Inc., Class A *	2,308
		5,545
Services-Computer Programming Services
46	Solera Holdings Inc.	3,147

Services-Misc Health & Allied Services, NEC
52	DaVita HealthCare Partners, Inc. *	3,574

Services-Prepackaged Software
40	3D Systems Corp. *	3,038
59	Activision Blizzard, Inc.	1,142
32	Concur Technologies, Inc. *	3,950
60	Salesforce.com, Inc. *	3,742
		11,872
Services-Video Tape Rental
5	Netflix, Inc. *	2,228

Soaps, Detergents, Cleaning Preparations, Perfumes, Cosmetics
29	Ecolab, Inc.	3,125

State Commercial Banks
15	Signature Bank *	1,964

Telephone Communications (No Radio Telephone)
19	Equinix, Inc. *	3,609

Water Transportation
30	Norwegian Cruise Line Holdings Ltd. *	1,028
54	Tidewater, Inc.	2,631
		3,659
Wholesale-Computers & Peripheral Equipment & Software
131	Ingram Micro, Inc., Class A *	3,858

Wholesale-Electrical Apparatus & Equipment, Wiring Supplies
36	WESCO International, Inc. *	3,104

Wholesale-Electronic Parts & Equipment, NEC
60	Arrow Electronics, Inc. *	3,398
77	Avnet, Inc.	3,352
		6,750
Wholesale-Industrial Machinery & Equipment
39	MSC Industrial Direct Co., Inc., Class A	3,367

Wholesale-Metal Service Centers & Offices
14	Reliance Steel & Aluminum Co.	970

Wholesale-Miscellaneous Nondurable Goods
23	Jarden Corp. *	1,414

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies
92	LKQ Corp. *	2,566

TOTAL FOR COMMON STOCKS (Proceeds $255,886)		$ 301,602

REAL ESTATE INVESTMENT TRUSTS
39	American Tower Corp.	3,177
165	BioMed Realty Trust, Inc.	3,412
31	Boston Properties Inc.	3,485
134	Douglas Emmett, Inc.	3,609
203	Duke Realty Corp.	3,410
59	Equity Residential	3,450
55	Health Care REIT, Inc.	3,231
94	Liberty Property Trust	3,596
70	Plum Creek Timber Co., Inc.	3,030
82	Prologis, Inc.	3,378
70	Rayonier, Inc.	3,296
81	Realty Income Corp.	3,598
111	Starwood Property Trust, Inc.	2,666
22	Starwood Waypoint Residential Trust *	591
336	Two Harbors Investment Corp.	3,488
55	Ventas, Inc.	3,434
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Proceeds $47,270)		$ 50,851

TOTAL SECURITIES SOLD SHORT (Proceeds $303,156)		$ 352,453

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Statement of Assets and Liabilities
February 28, 2014

Assets:
Investments in Securities, at Value (Cost $586,443)	$ 631,967
Cash	500
Collateral Cash for Securities Sold Short	224,763
Receivables:
Dividends and Interest	611
Total Assets	857,841
Liabilities:
Securities Sold Short, at Value (Proceeds $303,156)	352,453
Payables:
Advisory Fees (Note 4)	486
Dividend Expense on Short Positions	175
Total Liabilities	353,114
Net Assets	$ 504,727

Net Assets Consist of:
Paid In Capital	$ 514,033
Accumulated Undistributed Net Investment Loss	(1,757)
Accumulated Undistributed Realized Loss on Investments	(3,776)
Unrealized Depreciation in Value of Investments	(3,773)
Net Assets for 53,050 Shares Outstanding	$ 504,727
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price Per Share and Redemption Price Per Share	$ 9.51

The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Statement of Operations
For the year ended February 28, 2014

Investment Income:
Dividend Income (net of foreign withholding tax of $9)	$ 3,953
Interest Income	351
Total Investment Income	4,304

Expenses:
Advisory Fees (Note 4)	6,070
Interest and Broker Expenses	2,503
Dividends on Short positions	2,992
Total Expenses	11,565

Net Investment Loss	(7,261)

Realized Gain (Loss) on:
Investments in Securities	60,785
Capital Gain Distributions from Portfolio Company	17
Securities Sold Short	(45,072)
Net Realized Gain on Investments and Securities Sold Short	15,730

Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities	29,720
Securities Sold Short	(26,556)
Net Change in Unrealized Depreciation on Investments and Securities Sold Short	3,164

Net Realized and Unrealized Gain on Investments and Securities Sold Short	18,894

Net Increase in Net Assets Resulting from Operations	$ 11,633

The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended *
	2/28/2014	2/28/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (7,261)	$ (4,291)
Capital Gain Distributions from Portfolio Company	17	-
Net Realized Gain (Loss) on Investments	60,785	(29)
Net Realized Loss on Options	-	(83)
Net Realized Loss on Securities Sold Short	(45,072)	(19,213)
Change in Unrealized Appreciation on Investments	29,720	15,804
Change in Unrealized Depreciation on Securities Sold Short	(26,556)	(22,741)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,633	(30,553)

Capital Share Transactions (Note 5)	88,647	335,000

Total Increase in Net Assets	100,280	304,447

Net Assets:
Beginning of Period	404,447	100,000

End of Period (including accumulated undistributed net investment	$ 504,727	$ 404,447
loss of $(1,757) and $(658), respectively)

* For the period March 16, 2012 (commenced operations) through February 28, 2013.
The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended	(a)
	2/28/2014	2/28/2013

Net Asset Value, at Beginning of Period	$ 9.33	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.14)	(0.10)
Net Realized and Unrealized Gain/(Loss) on Investments and Securities Sold Short	0.32	(0.57)
Total from Investment Operations	0.18	(0.67)

Net Asset Value, at End of Period	$ 9.51	$ 9.33

Total Return **	1.93%	(6.70)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 505	$ 404
Ratio of Expenses to Average Net Assets	2.38%	2.14%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	1.25%	1.25%	***
Ratio of Net Investment Loss to Average Net Assets	(1.49)%	(1.08)%	***
Portfolio Turnover	235.51%	266.03%	(b)

(a) For the period March 16, 2012 (Commencement of Operations) through February 28, 2013.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized
The accompanying notes are an integral part of these financial statements.

HAGIN Keystone Market Neutral Fund
NOTES TO FINANCIAL STATEMENT

FEBRUARY 28, 2014

1.  ORGANIZATION

Cottonwood Mutual Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 31, 2011.  As of February 28, 2014, the Trust currently consists of three series of shares of beneficial interest (“shares”). The HAGIN Keystone Market Neutral Fund (the “Fund”) commenced operations on March 16, 2012. The Fund is a diversified fund. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. The investment adviser to the Fund is HAGIN Capital, LLC, d.b.a. HAGIN Investment Management (“Adviser”). The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 and 2013 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended February 28, 2014, the Fund did not incur any interest or penalties. The Fund’s tax filings are open for examination for all tax periods since inception.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. The reclassification was as follows as of February 28, 2014:

Accumulated Net Investment Loss	$ 6,162
Accumulated Realized Gain	$ (181)
Paid in Capital	$ (5,981)

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHORT SALES - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently “marked-to-market” to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 3 below. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. At February 28, 2014, the Fund had collateral of $305,447 and cash of $224,763 for securities sold short. The Fund’s deposit with the broker for securities sold short is with one major security dealer. The investment manager reviews the credit concentration of securities sold short based on the counterparties credit worthiness.  The Fund mitigates the credit risk of short positions by holding collateral in the form of marketable securities.  There were no significant concentrations in securities sold short of credit risk to any individual issuer or group at February 28, 2014.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

3.  SECURITIES VALUATIONS

As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks including ADRs and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money Markets - Money market securities are generally priced at the ending value at $1.00 NAV  (“Net Asset Value”) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities (including U.S. Government Agencies and Obligations) - Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as Level 2.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of February 28, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 357,815	$ 0	$ 0	$ 357,815
U.S. Government Agencies and Obligations	0	239,900	0	239,900
Short-Term Investments	34,252	0	0	34,252
Total	$ 392,067	$ 239,900	$ 0	$ 631,967

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 301,602	$ 0	$ 0	$ 301,602
Real Estate Investment Trusts	50,851	0	0	50,851
Total	$ 352,453	$ 0	$ 0	$ 352,453

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended February 28, 2014. The Fund did not hold derivative instruments during the year ended February 28, 2014. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments and Schedule of Securities Sold Short. There were no transfers into or out of the levels during the year ended February 28, 2014. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the Investment Advisory Agreement and Interim Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses. For its services, the Adviser receives an investment management fee equal to 1.25% of the average daily net assets of the Fund.  For the year ended February 28, 2014, the Adviser earned $6,070. At February 28, 2014, the Fund owed the Adviser $486.

ADMINISTRATOR: Control individuals, Mr. Daniel Hart and Mr. Greg Myers of Cortland Fund Services, LLC (the “Administrator”) also serve as trustees/officers of the Fund. The individuals receive benefits from the Administrator resulting from administrative fees paid to the Administrator of the Fund by the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital for the Fund at February 28, 2014 was $520,014 representing 53,050 shares outstanding.

Transactions in capital stock for the fiscal year ended February 28, 2014 and for the period ended February 28, 2013 were as follows:

	Year Ended February 28, 2014		March 16, 2012 through February 28, 2013
	Shares	Amount	Shares	Amount
Shares sold and proceeds received	53,050	$ 498,000	40,206	$ 400,038
Shares issued in reinvestment of distributions	-	-	-	-
Shares redeemed and proceeds paid	(43,331)	(409,353)	(6,875)	(65,038)
Net increase	9,719	$ 88,647	33,331	$ 335,000

Prior to March 16, 2012, the Fund had seed capital of $100,000 consisting of 10,000 shares.

6.  DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations. The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the fair value of the stock index option, marked-to-market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their current market value, which will be the latest sale price at the time at which the Fund’s net assets value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The Fund did not purchase and/or write options during the year ended February 28, 2014.

7.  INVESTMENTS

For the year ended February 28, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $713,998 and $670,493, respectively. For the year ended February 28, 2014, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $435,237 and $390,795, respectively.

8.  TAX MATTERS

As of February 28, 2014, the tax basis components of distributable earnings (accumulated losses) for the Fund were as follows:

Accumulated net investment loss	$ (1,757)
Undistributed capital gain (accumulated losses)	4,396
Section 382 limited losses	(8,172)
Unrealized appreciation (depreciation)	(3,773)
$ (9,306)

For Federal income tax purposes, the cost of investments owned at February 28, 2014, was $938,896. At February 28, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 55,844
Gross unrealized depreciation on investment securities	(59,617)
Net unrealized depreciation on investment securities	$ (3,773)

Accumulated net investment losses represent the deferral of late year losses totaling $1,757.

There were no distributions paid during the year ended February 28, 2014 and during the period March 16, 2012 through February 28, 2013.

9.  CAPITAL LOSS CARRYFORWARDS

Due to IRC Section 382 limitation the utilization of capital loss carryforward in the current years has been limited. For the subsequent fiscal year the Fund had available for federal tax purposes unused short-term capital losses of $8,172, which is used to offset future short-term capital gains and has no expiration. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

10.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2014, 100% of the outstanding shares of the Fund are owned by NFS, LLC, for the benefit of others and as a result that entity may be deemed to control the Fund.

11.  NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

12.  PROXY VOTING RESULTS

At a Special Meeting of shareholders held on February 10, 2014, at the offices of the Trust at 225 West Washington Street, 21st Floor, Chicago, Illinois, 60606, Trust shareholders of record as of the close of business on January 22, 2014, voted to approve the following proposals:

Proposal 1 - To elect Leif Bollinger, Daniel T. Hart, and Shane Homan to serve as Trustees of Cottonwood Mutual Funds.

Shares Voted In Favor	Shares Voted Against or Abstentions
39,483.712	13,566.076

Proposal 2 - To approve a new investment advisory agreement between Cottonwood Mutual Funds and HAGIN Investment Management on behalf of the HAGIN Keystone Market Neutral Fund.

Shares Voted In Favor	Shares Voted Against or Abstentions
39,483.712	13,566.076

Proposal 3 - To approve the retention of fees by, and payment of fees to, HAGIN Investment Management from March 16, 2012 through January 16, 2014.

Shares Voted In Favor	Shares Voted Against or Abstentions
39,483.712	13,566.076

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

HAGIN Keystone Market Neutral Fund and

Board of Trustees of Cottonwood Mutual Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of HAGIN Keystone Market Neutral Fund (the “Fund”), a series of Cottonwood Mutual Funds, as of February 28, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HAGIN Keystone Market Neutral Fund as of February 28, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

April 29, 2014

HAGIN Keystone Market Neutral Fund
Expense Illustration
February 28, 2014 (Unaudited)

Expense Example

As a shareholder of the HAGIN Keystone Market Neutral Fund (the "Fund"), you incur ongoing costs which typically consist of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 through February 28, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2013	February 28, 2014	September 1, 2013 to February 28, 2014

Actual	$1,000.00	$1,013.86	$6.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.60	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

HAGIN Keystone Market Neutral Fund

TRUSTEES & OFFICERS

FEBRUARY 28, 2014 (UNAUDITED)

Interested Trustee and Officers

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Daniel T. Hart* Age: 61	Chairman of the Board of Trustees and President	Indefinite Term; Since 2012	Managing Director and Head of Sales and Business Development, Cortland Fund Services, LLC, 2010 to present; Principal, International Financial Administration (providing administrative support to hedge funds and private equity funds) 2005 to 2010.	3	N/A
Julian Winters Age: 45	Chief Compliance Officer	Indefinite Term; Since 2012	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A
Greg Myers Age: 38	Treasurer	Indefinite Term; Since 2012	Managing Director of Cortland Capital Market Services since May 2008; Manager of Specialty Bank Loans for LaSalle Bank Global Securities and Trust Services Group; July 2003 to August 2008.	N/A	N/A
Stuart Wood Age: 33	Vice President	Since December 2012

Director of Fund Administration for Cortland Capital Market Services since April 2012; Vice President of Financial Control for Citadel Solutions/Omnium/Northern Trust Hedge Fund Services from September 2008 to April 2012.

				N/A	N/A
John H. Lively Age: 45	Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A
Cynthia D. Baughman Age: 45	Assistant Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A

* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser. Mr. Hart is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 because he is an Officer of the Trust.

** The address of each trustee and officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

*** The Fund Complex includes all of the series portfolios in the Cottonwood Mutual Funds.

Independent Trustees

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Leif Bollinger Age: 42	Independent Trustee	Indefinite Term; Since 2012	Product Development Manager, CAN National Warranty Corporation (insurance and warranty co.), May 2011 to present; Vice President of Business and Product Development, Guardian Warranty (insurance and warranty co.), June 2008 to March 2010; Product Manager (Insurance), Harley Davidson Financial services, 2006 to 2008.	3	None
Shane N. Homan Age: 39	Independent Trustee	Indefinite Term; Since 2014	Director of Corporate Accounting for Harley Davidson Financial Services, Inc. since 2006.	3	None

** The address of each trustee is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

HAGIN Keystone Market Neutral Fund

ADDITIONAL INFORMATION

FEBRUARY 28, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (877) 257-4240, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) 257-4240 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (877) 257-4240 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement – an in-person meeting held on January 16, 2014, the Board considered the approval of the New Advisory Agreement between the Trust and HAGIN Capital, LLC, d.b.a HAGIN Investment Management (the “Adviser”) on behalf of the HAGIN Keystone Market Neutral Fund (the “Fund”).  The Adviser provided written information to the Board to assist the Board in its considerations.

In approving the New Advisory Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the Adviser to the Fund (ii) the investment performance of the Fund and the Adviser;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process which occurred on November 7, 2013, including representations and information presented at the special meeting held on January 16, 2014.

The Board was provided with information and reports relevant to the consideration of the approval of the New Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser;  (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the New Advisory Agreement. The Trustees reviewed the services being provided by the Adviser including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements.  The Trustees considered the coordination of services for the Fund among the Adviser and the service providers and the Independent Trustees; and the efforts of the Adviser to promote the Fund and grow its assets. The Trustees noted the Adviser’s commitment to retain, qualified personnel and to maintain and enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers.  As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group").  It was noted that the Fund’s Peer Group is the Morningstar Market Neutral Category and there are various types of alternative funds included in the category and comparison with such category may not be a complete comparison.  All performance data was through the period ended September 30, 2013.  It was noted that the Fund underperformed some of its Peer Group and outperformed some of its Peer Group and that its performance was in the relevant range.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, their historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees noted the Letter of Support provided by one of the principals of the Adviser, relating to his financial support of the Adviser.  The Trustees considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds.  The Trustees reviewed the fees under the New Advisory Agreement compared to other mutual funds with similar investment objectives and noted that the expense ratio of 1.25% was lower than the Peer Group average of 1.69%.  It was noted that the 1.25% fee includes the management fee and other expenses paid by the Adviser in connection with managing the Fund.  The Trustees acknowledged that the fee structure of the Fund had the effect of capping the Fund’s expenses at a certain level.  Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  The Trustees noted that the Fund may benefit at certain asset levels from breakpoints given by other service providers.  In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

The Adviser’s Practices Regarding Possible Conflicts of Interest and Other Benefits.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser’s potential conflicts of interest. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.   It was noted that the Adviser may receive some benefits from its relationship with the Fund due to certain advantages in terms of commission costs as well as a place to allocate smaller accounts not eligible for separate account management. The Board then reflected on information reviewed at its meeting held on November 7, 2013 and its discussion with a representative of the Adviser at that meeting.

Next, the Independent Trustees met in executive session to discuss the continuation of the New Advisory Agreement.  Based on its evaluation of the information and the conclusions with respect thereto at each of the November 7, 2013 and January 16, 2014 meetings as well as information received throughout the year at quarterly meetings, the Board unanimously concluded that: (a) the terms of the New Advisory Agreement were fair and reasonable; (b) the approval of the New Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Investment Adviser

HAGIN Capital, LLC d.b.a. HAGIN Investment Management

Administrator

Cortland Fund Services LLC

Dividend Paying Agent,

Shareholder Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Distributor

Rafferty Capital Markets, LLC

Custodian
UMB Bank, N.A.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of the 1940 Act Law Group™

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

ANNUAL REPORT

Armour Tactical Flex Fund (ARMFX)

February 28, 2014

April 28, 2014

Annual Shareholder Letter – March 29th, 2013 – February 28, 2014

Armour Tactical Flex Fund (ARMFX)

Dear Shareholders:

As we ended our first year with the Armour Tactical Flex Fund, the Fund had a broad, and cumulatively positive range of experiences that we would naturally expect with our strategy.  Overall, the Fund ended with a 1 year performance of 14.34%, which over the same time frame, did lag the S&P 500, which returned 20.84%.  As we will explain, there were some key factors as to why we underperformed the S&P 500, which, for most of the year, was moving positively.  There were some moments of volatility, but all-in-all, the S&P 500 had only a few down periods during 2013.

At the time of inception of ARMFX, the market was in both economic and political turmoil due to the US Federal Reserve insinuating that they would begin to taper their massive bond buying known as Quantitative Easing.  While we managed the turmoil generally very well, we had an initial false-positive in our daily monitoring of the model.  What this means for investors is that the investment model recognized a change in our allocation, in which we acted and traded upon based on our systematic approach, but due to certain factors based on end of day settlement in the markets, the reading was incorrect.  Due to the rarity of such an event, we were able to make minor adjustments to the model which now recognize this particular situation.  As an extra precaution we added additional checks on all trading to make sure we diligently review the accuracy of all trading decisions even further.  However, we have 10 years of data built into our model and see nothing to indicate we should deviate from our core investment policies.  Regardless, because of our strict limit controls built into the strategy, we immediately controlled our losses and ended with an initial drop of around 6% as we corrected this error as swiftly as possible.

Although an auspicious beginning, the Fund managed the environment consistently and in-line with what our model data had shown prior to Fund launch.  The remainder of the summer was generally uneventful with only manufactured headlines moving the market in small amounts this way or that.  In September, politics took center stage through mid-October.  We managed this period of time in exact accordance with our methodology and were able to avoid the roller-coaster experience that the market went through by posting returns in the month of October of +15.56%.  Overall, this time period ended up being a marquis moment of how our tactical management philosophy can work for our investors.

The rest of the year was good for all participants in the market, us included as the Fund had almost full market exposure through the latter part of the year after trading from a very defensive posture to offensive in mid-October.  In mid-December we came to the conclusion to take a defensive posture to the market.  In the short run, it appeared as though we did not make the right decision as the year ended on a good note.  Our metrics dictated however that no change was necessary to our position, so we maintained a defensive posture heading into 2014.  That turned out to be the correct move as 2014 started off with another round of huge swings and a significant increase in volatility.  We have generally remained defensive the entire first quarter of 2014, but the Fund was able to post returns through February of +6.82% while the S&P 500 recorded a gain of +1.11%.  ARMFX ended our first fiscal year with great performance relative to our category, Multi-Alternative, as well.

ArmourWealth’s outlook for the next year is that we are confident our model will act as it is designed.  Since our belief is that predicting the future can be very difficult to near impossible, we operate under the premise that constant monitoring of important financial data points, and, just as importantly, how the investing public is perceiving such data will prove valuable for our investors.  Thus, we do not attempt to predict what the year may bring, but we do know that we will be steadfast in our constant monitoring of the factors that could impact our investors, which occurs four times per day.  Whether it is actual financial data points that move the markets or the public’s perception, we will adjust our allocations objectively and decisively.

We look forward to a great second year.

Sincerely,

Brett Rosenberger

Head Portfolio Manager

ArmourWealth Management, LLC

402-609-7567

www.armourfunds.com – www.armourwealth.com

info@armourwealth.com

Important Disclaimers and Disclosures

This letter was prepared by Armourwealth Management, LLC for informational purposes only and is not intended as an offer or solicitation for the purchase or sale of any security. The information contained herein is neither investment advice nor legal opinion. The views expressed are those of the author as of the date of the publication of this report, and are subject to change without notice.  Armourwealth Management, LLC is registered as an investment adviser with the United States Securities and Exchange Commission (SEC). Registration does not constitute an endorsement of the firm by the SEC nor does it indicate that the Adviser has attained a particular level of skill or ability.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 855-270-2675 or visiting www.armourfunds.com http://www.fund.com/. Read it carefully before investing.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 402-609-7567 or visiting www.armourfunds.com.

The Principal Risks of Investing in the Fund

General Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Other Investment Company Risk / ETF and Index Mutual Fund Risk. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying funds, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tired to large decreases in stock prices) temporarily stops stock trading.

Inverse Correlation Risk. To the extent the Fund invests in inverse (or ultra-short) ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Risks of Exchange Traded Notes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. ETNs are synthetic instruments in that they do not represent an interest in a basket of underlying securities, but they derive their return (or loss) from the performance of a group of securities, such as those represented in an index.

Sector Risk. A particular market sector can be more volatile or underperform relative to the market as a whole.

Portfolio Turnover. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

The Armour Tactical Flex Fund is an open-end mutual fund registered under the Investment Company Act of 1940.  Armourwealth Management, LLC is the adviser for the Fund.  The Fund is a series of the Cottonwood Mutual Fund Family. Armourwealth Management, LLC’s opinion on the Fund and its judgments about the value and potential appreciation of the securities in which the Fund invests may prove to be incorrect. Performance results for the Fund presented are from inception date of March 29th, 2013 to the date of this report. Performance results are presented in US dollars and are net-of-fees and trading expenses and reflect the reinvestment of any dividends and capital gains. The applicable fee schedule is set forth in the prospectus for ARMFX.  The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The investment strategy and types of securities held by the comparison indices may be substantially different from the investment strategy and the types of securities held by ARMFX.

The Armour Tactical Flex Fund is distributed by Rafferty Capital Markets, LLC.

If further information is sought for the Armour Tactical Flex Fund, please call 402-609-7567.  To contact the Fund by mail, the mailing address is 800 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

ARMOUR TACTICAL FLEX FUND

PERFORMANCE ILLUSTRATION

FEBRUARY 28, 2014 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD MARCH 29, 2013

(commencement of investment operations)

THROUGH FEBRUARY 28, 2014

	Since Inception *	Ending Value
Armour Tactical Flex Fund	14.33%	$ 11,433
S&P 500 Index	20.85%	$ 12,085

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Date of commencement of investment operations on March 29, 2013.  Performance value is not annualized.

This chart assumes an initial investment of $10,000 made on the closing of March 29, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

ARMOUR TACTICAL FLEX FUND

PORTFOLIO ILLUSTRATION

FEBRUARY 28, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

	Armour Tactical Flex Fund
	Schedule of Investments
	February 28, 2014

Shares		Fair Value

EXCHANGE TRADED FUNDS - 22.40%
66	iShares Core S&P 500 ETF	$ 12,364
13	Vanguard Energy ETF	1,629
44	Vanguard Financials ETF	1,958
23	Vanguard Information Technology ETF	2,109
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $16,404) - 22.40%		18,060

EXCHANGE TRADED NOTES - 39.71%
730	iPath S&P 500 VIX ST Futures ETN *	32,025
TOTAL FOR EXCHANGE TRADED NOTES (Cost $31,456) - 39.71%		32,025

SHORT TERM INVESTMENTS - 39.04%
31,483	Federated Prime Obligations Fund - Institutional Class, #10, 0.03%, (Cost $31,483) **	31,483

TOTAL INVESTMENTS (Cost $79,343) - 101.15%		81,568

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.15)%		(931)

NET ASSETS - 100.00%		$ 80,637

* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the 7-day yield at February 28, 2014.
The accompanying notes are an integral part of these financial statements.

Armour Tactical Flex Fund
Statement of Assets and Liabilities
February 28, 2014

Assets:
Investments in Securities, at Value (Cost $79,343)	$ 81,568
Total Assets	81,568
Liabilities:
Advisory Fees	527
Service Fees	404
Total Liabilities	931
Net Assets	$ 80,637

Net Assets Consist of:
Paid In Capital	$ 72,942
Accumulated Undistributed Net Investment Loss	(217)
Accumulated Undistributed Realized Gain on Investments	5,687
Unrealized Appreciation in Value of Investments	2,225
Net Assets for 7,070 Shares Outstanding	$ 80,637
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price Per Share, and Redemption Price Per Share	$ 11.41

The accompanying notes are an integral part of these financial statements.

Armour Tactical Flex Fund
Statement of Operations
For the Period March 29, 2013 (commencement of investment operations)
through February 28, 2014

Investment Income:
Dividend Income	$ 205
Interest Income	8
Total Investment Income	213

Expenses:
Advisory Fees	527
Service Fees	404
Total Expenses	931

Net Investment Loss	(718)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	6,339
Net Change in Unrealized Appreciation on Investments	2,225
Net Realized and Unrealized Gain on Investments	8,564

Net Increase in Net Assets Resulting from Operations	$ 7,846

The accompanying notes are an integral part of these financial statements.

Armour Tactical Flex Fund
Statement of Changes in Net Assets

Period Ended *
2/28/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (718)
Net Realized Gain on Investments	6,339
Change in Unrealized Appreciation on Investments	2,225
Net Increase in Net Assets Resulting from Operations	7,846

Distributions to Shareholders:
Net Investment Income	-
Realized Gains	(151)
Total Dividends and Distributions Paid to Shareholders	(151)

Capital Share Transactions (See Note 5)	72,942

Total Increase in Net Assets	80,637

Net Assets:
Beginning of Period	-

End of Period (including accumulated undistributed net investment loss of $(217))	$ 80,637

* For the period March 29, 2013 (commencement of investment operations) through February 28, 2014.
The accompanying notes are an integral part of these financial statements.

Armour Tactical Flex Fund
Financial Highlights
Selected data for a share outstanding throughout the period (a)

	Period Ended	(a)
	2/28/2014

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.13)
Net Realized and Unrealized Gain on Investments	1.56
Total from Investment Operations	1.43

Distributions From:
Net Investment Income	-
Net Realized Gain	(0.02)
Total from Distributions	(0.02)

Net Asset Value, at End of Period	$ 11.41

Total Return **	14.33%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 81
Ratio of Expenses to Average Net Assets	1.75%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.35)%	(c)
Portfolio Turnover	805.61%	(b)

(a) For the period March 29, 2013 (commencement of investment operations) through February 28, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Armour Tactical Flex Fund
NOTES TO FINANCIAL STATEMENT

FEBRUARY 28, 2014

1.  ORGANIZATION

Cottonwood Mutual Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 31, 2011.  The Trust currently consists of three series of shares of beneficial interest (“shares”). The Armour Tactical Flex Fund (the “Fund”) commenced operations on March 29, 2013. The Fund is a diversified fund. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. The investment adviser to the Fund is ArmourWealth Management, LLC (“Adviser”), formerly known as ArmourWealth, Inc. The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and state tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period March 29, 2013 (commencement of investment operations) through February 28, 2014, the Fund did not incur any interest or penalties. The Fund’s tax filings are open for examination for all tax periods since inception.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. The reclassification was as follows as of February 28, 2014:

Accumulated Net Investment Loss	$(501)
Accumulated Realized Gain	$ 501

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities.

3.  SECURITIES VALUATIONS

As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (including exchange traded funds and exchange traded notes) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money Markets - Money market securities are generally priced at the ending value at $1 NAV (“Net Asset Value”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities - Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as Level 2.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of February 28, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,060	$0	$0	$18,060
Exchange Traded Notes	32,025	0	0	32,025
Short-Term Investments	31,483	0	0	31,483
Total	$81,568	$0	$0	$81,568

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the period March 29, 2013 (commencement of investment operations) through February 28, 2014.

The Fund did not hold derivative instruments during the period March 29, 2013 (commencement of investment operations) through February 28, 2014.  For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. There were no transfers into or out of the levels during the period March 29, 2013 (commencement of investment operations) through February 28, 2014. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the terms of the Investment Advisory Agreement and Interim Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 0.99% of the average daily net assets of the Fund.  For the period March 29, 2013 (commencement of operations) through February 28, 2014, the Adviser earned $527 in advisory fees.  At February 28, 2014, the Fund owed the Adviser $527 for advisory fees.

Under the Services Agreement and Interim Services Agreement, the Adviser receives an additional fee of 0.76% of the average daily net assets of the Fund, and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses.  For the period March 29, 2013 (commencement of investment operations) through February 28, 2014, the Adviser earned $404 in service fees.  At February 28, 2014, the Fund owed the Adviser $404 for service fees.

ADMINISTRATOR: Control individuals, Mr. Daniel Hart and Mr. Greg Myers of Cortland Fund Services, LLC (the “Administrator”) also serve as trustees/officers of the Fund. The individuals receive benefits from the Administrator resulting from administrative fees paid to the Administrator of the Fund by the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital for the Fund at February 28, 2014 was $72,224 representing 7,070 shares outstanding.

Transactions in capital stock for the period March 29, 2013 (commencement of investment operations) through February 28, 2014 were as follows:

	Shares	Amount
Shares sold and proceeds received	7,056	$ 72,791
Shares issued in reinvestment of distributions	14	151
Shares redeemed and proceeds paid	(-)	(-)
Net increase	7,070	$ 72,942

6.  INVESTMENTS

For the period March 29, 2013 (commencement of investment operations) through February 28, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $327,546 and $286,025, respectively.

7.  TAX MATTERS

As of February 28, 2014, the tax basis components of distributable earnings (accumulated losses) for the Fund were as follows:

Accumulated Net Investment Loss	$ (217)
Accumulated Undistributed capital gain	5,687
Unrealized appreciation	2,225
$ 7,695

Accumulated net investment losses represent the deferral of late year losses totaling $217.

For Federal income tax purposes, the cost of investments owned at February 28, 2014, was $79,343. At February 28, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 2,225
Gross unrealized depreciation on investment securities	(-)
Net unrealized appreciation on investment securities	$ 2,225

There was a $0.02147 per share, ordinary income distribution, paid on December, 24, 2013, for a total distribution of $151.

8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2014, Brad and Karen Rosenberger owned approximately 72.99% of the outstanding shares of the Fund and Steve Tangen owned approximately 26.67% of the outstanding shares of the Fund.

9.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

10.  UNDERLYING INVESTMENT IN OTHER SECURITY

The Fund currently invests a portion of its assets in iPath S&P 500 VIX ST Futures ETN (the “Exchange Traded Note”).  The Fund may redeem its investment from the Exchange Traded Note at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Exchange Traded Note.  The financial statements of the Exchange Traded Note, including the portfolio of investments, can be found at www.ipathetn.com or the Securities Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of February 28, 2014, the percentage of the Fund’s net assets invested in the Exchange Traded Note was 39.71%.

11.  PROXY VOTING RESULTS

At a Special Meeting of shareholders held on February 10, 2014, at the offices of the Trust at 225 West Washington Street, 21st Floor, Chicago, Illinois, 60606, Trust shareholders of record as of the close of business on January 22, 2014, voted to approve the following proposals:

Proposal 1 - To elect Leif Bollinger, Daniel T. Hart, and Shane Homan to serve as Trustees of Cottonwood Mutual Funds.

Shares Voted In Favor	Shares Voted Against or Abstentions
5,184	1,886

Proposal 2 - To approve a new investment advisory agreement between Cottonwood Mutual Funds and ArmourWealth Management, LLC on behalf of the Armour Tactical Flex Fund.

Shares Voted In Favor	Shares Voted Against or Abstentions
5,184	1,886

Proposal 3 - To approve and ratify the retention of fees by, and payment of fees to, ArmourWealth Management, LLC from March 29, 2013 through January 16, 2014.

Shares Voted In Favor	Shares Voted Against or Abstentions
5,184	1,886

12.  UNCERTAINTY

As described in Note 4, the Adviser has agreed to pay certain operating expenses of the Fund in accordance with the Services Agreement through the coming fiscal year.  The Adviser is focused on growing the Fund to support the Fund’s operating expenses.  Additionally, the Adviser believes it has sufficient cash reserves to support the Fund in the event the Fund is unable to achieve a self-sustaining level of operations.  To the extent that the Adviser determines that it is no longer economically viable to continue to manage the Fund, the Board of Trustees will evaluate its options and determine the best course of action at that time.  These conditions raise substantial doubt about the Fund’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

Armour Tactical Flex Fund and

Board of Trustees of Cottonwood Mutual Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Armour Tactical Flex Fund (the “Fund”), a series of Cottonwood Mutual Funds, as of February 28, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period March 29, 2013 (commencement of operations) to February 28, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Armour Tactical Flex Fund as of February 28, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period March 29, 2013 (commencement of operations) to February 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern.  As discussed in Note 12 to the financial statements, the Adviser may not have sufficient capital to continue to meet its contractual requirement to pay certain operating expenses of the Fund.  These conditions raise substantial doubt about the Fund’s ability to continue as a going concern.  Management’s plans regarding those matters are also described in Note 12.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

April 29, 2014

Armour Tactical Flex Fund
Expense Illustration
February 28, 2014 (Unaudited)

Expense Example

As a shareholder of the Armour Tactical Flex Fund (the "Fund"), you incur ongoing costs which typically consist of management fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, September 1, 2013 through February 28, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2013	February 28, 2014	September 1, 2013 to February 28, 2014

Actual	$1,000.00	$1,183.55	$9.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.12	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ARMOUR TACTICAL FLEX FUND

TRUSTEE TABLE

FEBRUARY 28, 2014 (UNAUDITED)

The Trustees of the Fund who are officers or employees of the Adviser receive no remuneration from the Fund.  Each of the other Trustees is paid an annual retainer of $2,000 and is reimbursed for the expenses of attending meetings.

The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s)during Past 5Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Daniel T. Hart* Age: 61	Chairman of the Board of Trustees and President	Indefinite Term; Since 2012	Managing Director and Head of Sales and Business Development, Cortland Fund Services, LLC, 2010 to present; Principal, International Financial Administration (providing administrative support to hedge funds and private equity funds) 2005 to 2010.	3	N/A
Julian Winters Age: 45	Chief Compliance Officer	Indefinite Term; Since 2012	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A
Greg Myers Age: 38	Treasurer	Indefinite Term; Since 2012	Managing Director of Cortland Capital Market Services since May 2008; Manager of Specialty Bank Loans for LaSalle Bank Global Securities and Trust Services Group; July 2003 to August 2008.	N/A	N/A
Stuart Wood Age: 33	Vice President	Since December 2012

Director of Fund Administration for Cortland Capital Market Services since April 2012; Vice President of Financial Control for Citadel Solutions/Omnium/Northern Trust Hedge Fund Services from September 2008 to April 2012.

				N/A	N/A
John H. Lively Age: 45	Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A
Cynthia D. Baughman Age: 45	Assistant Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A

* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.  Mr. Hart is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 because he is an Officer of the Trust.

** The address of each trustee and officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

*** The Fund Complex includes all of the series portfolios in the Cottonwood Mutual Funds.

Independent Trustees

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s)during Past 5Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Leif Bollinger Age: 42	Independent Trustee	Indefinite Term; Since 2012	Product Development Manager, CAN National Warranty Corporation (insurance and warranty co.), May 2011 to present; Vice President of Business and Product Development, Guardian Warranty (insurance and warranty co.), June 2008 to March 2010; Product Manager (Insurance), Harley Davidson Financial services, 2006 to 2008.	3	None
Shane N. Homan Age: 39	Independent Trustee	Indefinite Term; Since 2014	Director of Corporate Accounting for Harley Davidson Financial Services, Inc. since 2006.	3	None

** The address of each trustee and officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

*** The Fund Complex includes all of the series portfolios in the Cottonwood Mutual Funds.

ARMOUR TACTICAL FLEX FUND

ADDITIONAL INFORMATION

FEBRUARY 28, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (855) 270-2675, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (855) 270-2675 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (855) 270-2675 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At an in-person meeting held on January 16, 2014, the Board considered the approval of the New Advisory Agreement between the Trust and ArmourWealth Management, LLC (the “Adviser”) on behalf of the Armour Tactical Flex Fund (the “Fund”).  The Adviser provided written information to the Board to assist the Board in its considerations.

In approving the New Advisory Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the Adviser to the Fund (ii) the investment performance of the Fund and the Adviser;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the meeting held on January 16, 2014.

The Board was provided with information and reports relevant to the consideration of the approval of the New Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser;  (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Advisory Agreement. The Trustees reviewed the services being provided by the Adviser including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements.  The Trustees considered the efforts of the Adviser to promote the Fund and grow its assets. The Trustees noted the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the performance of the Fund with the performance of a group of funds identified as competitors by the Adviser that had similar objectives and were managed in a manner similar to the Fund.  All performance data was through the period ended December 31, 2013.  It was noted that the Fund outperformed these competitor funds.  It was also noted that the Fund has only been active since March 2013 and, as such, has a relatively short performance period to review.  It was also noted that the Fund had not yet been categorized by Morningstar and that the Adviser believed the Fund would be in the Multi-Alternative Category.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund.  It was noted that to date the Adviser is not profitable with regard to its management of the Fund at this early stage in the Fund’s operations and at the low asset level of the Fund.  It was also noted that the Adviser indicated its intent to provide the Trustees with a Letter of Support by its principals relating to the financial support of the Adviser similar to the Letter of Support provided at the Fund’s inception.  The Trustees considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund to other comparable mutual funds.  It was noted that the asset level of the Fund as compared to the funds with similar investment objectives and strategies was significantly lower.  The Trustees reviewed the fees under the Advisory Agreement compared to other mutual funds with similar investment objectives and noted that the overall expense ratio of 2.05% was higher than all other funds presented.  It was noted, however, that the Adviser is also obligated under the Services Agreement to pay certain other expenses of the Fund.  The Trustees acknowledged that the fee structure of the Fund had the effect of capping the Fund’s expenses at a certain level.  Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

The Adviser’s Practices Regarding Possible Conflicts of Interest and Other Benefits.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser’s potential conflicts of interest. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.   It was noted that the Adviser may receive some benefits from its relationship with the Fund due to certain advantages in attracting assets into a registered product.

Based on its evaluation of the information and the conclusions with respect thereto at the meeting as well as information received throughout the short period of operations of the Fund, the Board unanimously concluded that: (a) the terms of the New Advisory Agreement were fair and reasonable; (b) the approval of the New Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Investment Adviser

ArmourWealth Management, LLC

Administrator

Cortland Fund Services, LLC

Dividend Paying Agent,

Shareholder Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Distributor

Rafferty Capital Markets, LLC

Custodian
UMB Bank, N.A.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of the 1940 Act Law Group™

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Armour Tactical

HAGIN Keystone Market

Flex Fund

Neutral Fund

FY 2014

$ 16,000

$ 16,000

FY 2013

$ 0,00

$ 16,000

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Armour Tactical

HAGIN Keystone Market

Flex Fund

Neutral Fund

Registrant

Registrant

FY 2014

$ 3,000

$ 3,000

FY 2013

$ 0,00

$ 3,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COTTONWOOD MUTUAL FUNDS

By /s/ Daniel T. Hart

 Daniel T. Hart

 Trustee and Principal Executive Officer

Date  May 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Daniel T. Hart

Daniel T. Hart

Trustee and Principal Executive Officer

/s/ Greg Myers

Greg Myers

Treasurer and Principal Financial Officer

Date  May 9, 2014

* Print the name and title of each signing officer next his signature.